UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 27, 2018
Date of Report (Date of earliest event reported)

EVIO, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62930 O. B. Riley Rd, Suite 300, Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (541) 633-4568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

EVIO, Inc. (“EVIO”) is filing this Current Report on Form 8-K to provide certain historical financial information with respect to Keystone Labs, Inc (“Keystone”). As previously disclosed in its Current Report on Form 8-K filed on May 2, 2018, EVIO entered into a Share Purchase Agreement (”Agreement”), dated April 18, 2018 with Keystone, pursuant to which EVIO will acquire a 50% interest in Keystone in exchange for $2,035,000 cash.

Included in this Current Report on Form 8-K as Exhibit 99.1 are the audited financial statements of Keystone for the periods described in Item 9.01(a) below, the notes related thereto, and the related Independent Auditors’ Report.

Included in this Current Report on Form 8-K as Exhibit 99.2 are the unaudited financial statements of Keystone for the periods described in Item 9.01(a) below and the notes related thereto.

Included in this Current Report on Form 8-K as Exhibit 99.3 are the unaudited pro forma condensed combined financial statements, and the related notes thereto, of EVIO which give effect to the Pro Forma Events (as defined below) as if they occurred on (i) January 1, 2017, in the case of the unaudited pro forma statements of combined operations for the three months ended March 31, 2018 and for the year ended December 31, 2017 and (ii) March 31, 2018, in the case of the unaudited pro forma condensed combined balance sheet.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements

•	Audited consolidated financial statements of Keystone as of July 31, 2017 and for each of the years in the three-year period ended July 31, 2017, and the related notes to the financial statements, included in Exhibit 99.1 hereto.

•	Unaudited consolidated financial statements of Keystone including the balance sheets as of July 31, 2017 and April 30, 2018, the related statements of operations for the nine months ended April 30, 2018, the related statement of cash flows and deficit for the nine months ended April 30, 2018 and the related notes to the unaudited condensed consolidated financial statements, included in Exhibit 99.2 hereto.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements, and the related notes thereto, of EVIO under Item 9.01(b) of this Current Report on Form 8-K (collectively, the Unaudited Pro Forma Condensed Combined Financial Statements), included in Exhibit 99.3 hereto.

(d)	Exhibits.

99.1	Audited financial statements of Keystone.

99.2	Unaudited financial statements of Keystone.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVIO, INC.

Date: August 27, 2018	By:	/s/ William Waldrop
William Waldrop
Chief Executive Officer

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